Exhibit 6(g)
                                                     (Barnathan)
                     STOCK OPTION AGREEMENT


     THIS AGREEMENT, dated as of June 13, 1997 is made by and among Video Services Corporation ("Video"), Louis H. Siracusano ("LS"), Arnold P. Ferolito ("AF") and Donald H. Buck ("DB") (each, of LS, AF and DB, a "Stockholder" and collectively, the "Stockholders") and Julius Barnathan (the "Optionee").

     WHEREAS, Video (an entity in which the Stockholders are the sole stockholders) is currently negotiating a Merger Agreement (the "Merger Agreement") with International Post Limited ("IPL") pursuant to which such corporations may be merged, with IPL as the survivor (the "Merger"), the survivor to be named "Video Services Corporation";

     WHEREAS, in the event that the Merger is consummated, shares of common stock, without par value, of Video ("Video Stock") shall be converted into the right to receive a number of shares of common stock, par value $.01 of IPL ("IPL Stock") as set forth in the Merger Agreement;

     WHEREAS, Video has previously granted an option to the Optionee to acquire 5,000 shares of Video Stock, pursuant to an option agreement dated January 12, 1995 (the "Option Agreement");

     WHEREAS, Video and the Stockholders desire to grant an option to Optionee to purchase shares of IPL Stock and the Stockholders desire to grant an option to Optionee to purchase shares of Video Stock, or in the event of consummation of the Merger, IPL Stock, upon the terms and conditions set forth herein, and Optionee desires to accept such options;

     NOW, THEREFORE, Video, the Stockholders and Optionee agree as follows:

     Section 1.     Termination of Option Agreement

     Video and Optionee agree and acknowledge that the Option Agreement has been terminated and canceled in all respects and is of no further force and effect. The Optionee represents, warrants, covenants and agrees that, except as set forth herein, the Optionee has no right or claim against or in respect of Video, its affiliates or the Stockholders.

     Section 2.     Grant of Options

     Section 2.1    Grant of IPL Option

     Video hereby grants to the Optionee the right to purchase from Video an aggregate of 5,000 shares of IPL Stock, upon the terms and conditions set forth in this Agreement (the "IPL Option"). In the event that the Merger is consummated, then the IPL Option shall automatically be deemed to be converted into an option granted by each Stockholder of the number of shares set forth below opposite the name of each such Stockholder (appropriately reduced to the extent, if any, to which the IPL Option was previously exercised) and Video shall have no further obligation hereunder. Subject to the adjustments set forth in
Section 2.2 below, in no event shall this IPL Option be exercisable for more than 5,000 shares in the aggregate.

          Number of Shares
     Name of IPL Stock
     ---- ----------------
     Louis H. Siracusano           2,436
     Arnold P. Ferolito            2,436
     Donald H. Buck                128


     Section 2.2    Grant of Video Option

     Each Stockholder hereby grants to Optionee the right to purchase from such Stockholder all or any part of the number of shares of Video Stock set forth opposite his name in the table below (the "Video Option") under the caption "Video Stock", comprising an aggregate of 11,123 shares of Video Stock, upon the terms and conditions set forth in this Agreement. In the event that the Merger is consummated, then by virtue of the Merger, the Video Option shall automatically be deemed to be converted into an option to acquire the number of shares of IPL Stock into which the shares of Video Stock were (by virtue of the Merger) converted, so as to constitute an option to acquire, on the terms and conditions of this Agreement, the number of shares of IPL Stock set forth in the table below under the caption "IPL Stock".

     Number of Shares       Number of Shares
Name of Video Stock         of IPL Stock
---- ----------------       ----------------
Louis H. Siracusano         5,419              14,616
Arnold P. Ferolito          5,419              14,616
Donald H. Buck              285                768

     Section 2.3    Grant Date

     The Video Option and the IPL Option are referred to herein collectively, as the Options. The grant date of the Options shall be the date of this Agreement. Optionee hereby accepts the Options, and agrees to be bound by all the terms and provisions of this Agreement.

     Section 2.4    Adjustments in Option

     In the event that, after the Merger, the outstanding shares of IPL Stock subject to the Options are changed into or exchanged for a different number or kind of shares or securities of IPL, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares or similar event, the Stockholders shall make an appropriate and equitable adjustment in the number of shares that may be purchased upon exercise of such Options and the applicable purchase price. Any adjustment made by the Stockholders shall be final and binding upon Optionee and all other interested parties.

     Section 2.5    Option Terms

     The Options granted under this Agreement shall be subject to the following terms and conditions:

               (a) Price. The exercise price for the IPL Stock subject to the IPL Option shall be $1.00 per share. The exercise price for the Video Stock subject to the Video Option shall be $5.39 per share and in the event of consummation of the Merger (and by virtue of the adjustments under Section 2.2 resulting thereby) the exercise price for the IPL Stock subject to the Video Option shall be $2.00 per share.

               (b)  Term. The IPL Option shall expire on February
14, 1999 and the Video Option shall expire on the fifth anniversary of the date hereof.

               (c) Vesting. The Options are fully vested and (i) the IPL Option shall become exercisable upon the date (the "IPL Commencement Date") which is the earlier to occur of: (a) a date 300 days following the date hereof; or (b) a date 187 days following the date of the consummation of the Merger; and (ii) the Video Option shall become exercisable on the first day (the "Video Commencement Date") following the expiration of 366 days from the date hereof.

               (d)  Exercise.

                    (i) The IPL Option may be exercised in whole or in part in accordance with the terms hereof at any time after the IPL Commencement Date and prior to its expiration or termination, by providing written notice to Video, or in the event of the consummation of the Merger, to each Stockholder, and enclosing payment for the shares of IPL Stock with respect to which the IPL Option is being exercised. Such payment shall be in cash. Partial exercise shall be for whole shares of IPL Stock only. Notation of any partial exercise shall be made on Schedule I hereto.

                    (ii) The Video Option may be exercised in whole or in part at any time after the Video Commencement Date and prior to its expiration or termination, by providing written notice to each Stockholder of the number of shares of Video Stock, or in the event of the consummation of the Merger, IPL Stock, as to which the Video Option is being exercised, and enclosing payment for the shares of IPL Stock or Video Stock with respect to which the Video Option is being exercised. Such payment shall be made in cash. Partial exercise shall be for whole shares of IPL Stock or Video Stock only. Notation of any partial exercise shall be made by the Stockholders on Schedule II hereto.

                    (iii)     Any exercise in respect of the
     Options granted by the Stockholders shall be allocated among the Stockholders in the following ratios (the "Ratio"):

               Percentage of Exercise
     Stockholder                    Applied to his Shares
     -----------                    ----------------------
     Louis H. Siracusano                   48.720%
     Arnold P. Ferolito                    48.720%
     Donald H. Buck                        2.560%

               (e) Rights as a Stockholder. The Optionee will have no rights as a stockholder or otherwise with respect to any shares of Video Stock or IPL Stock, as the case may be, covered by the IPL Option or Video Option until it has been exercised and any such shares are acquired as a result thereof.

     Section 2.6    Nontransferability of IPL Option

     The IPL Option and the rights hereunder shall not be transferable other than by will or the applicable laws of descent and distribution, and no transfer so effected shall be effective to bind Video or the Stockholders unless Video and the Stockholders have been furnished with written notice thereof and such evidence as Video and the Stockholders may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the IPL Option.

     Section 2.7    Nontransferability of Video Option

     Prior to the expiration of one year from the date hereof, the Video Option shall not be transferable other than by will or the applicable laws of descent and distribution, and no transfer so effected shall be effective to bind the Stockholders unless the Stockholders have been furnished with written notice thereof and such evidence as the Stockholders may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Video Option.

     Section 2.8    FCC Approval

     The parties to this Agreement understand, acknowledge and agree that any transfer of all or any part of the shares underlying the Options, or any change in the ownership of IPL, shall be subject to the requirements of the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission ("FCC") as may be in effect at the time of such transfer, and that before certain rights provided for in this Agreement are exercised, it may be necessary to obtain any approval of the FCC required under applicable law.

     Section 2.9    Right of First Refusal

     In the event of any of the following: (i) the Merger does not occur within ten (10) months after the date hereof; (ii) the Optionee gives written notice to all Stockholders that it desires to exercise the Video Option in whole or in part; (iii) the Optionee gives written notice to all Stockholders that it desires to enter into an agreement or transaction pursuant to which some or all of the shares of Video Stock or IPL Stock underlying the Video Option (or purchased by the exercise thereof) would be sold to a third party; (iv) the death of the Optionee; or (v) the Optionee's employment or position with Video or the Corporation, as the case may be, is terminated, the Stockholders and their designees are hereby granted (pro rata in accordance with the Ratio) the right to purchase at Fair Market Value such shares or in the case of clauses (i) and (ii) (at the election of each Stockholder) the option to be exercised or the shares acquired as a result thereof. The Optionee (or its estate) shall give the Stockholders ten (10) days prior written notice of any event contemplated in clauses (ii) and (iii) above and the estate of any deceased Optionee shall give the Stockholders ten (10) days written notice following any event contemplated in clause (iv) above. "Fair Market Value" as used herein shall mean
(A) the fair market value of a share or option as determined by an appraiser which shall be selected by two accounting firms one of which shall have been chosen by the Stockholders and one by the Optionee (or his estate) or (B) in the event the shares underlying the Video Option are traded on The Nasdaq Stock Market, the average of the closing bid and asked prices of such shares on the date of the event contemplated in the first sentence of this Section 2.9. Each Stockholder shall have a period equal to: (x) five business days from the date he receives written notice from the appraiser of the Fair Market Value, or
(y) if Fair Market Value is to be determined pursuant to clause B above, ten (10) days following the occurrence of any event specified in clauses (i) through (v) above to exercise his right to purchase such shares or option from the Optionee under this
Section 2.9. Such Stockholder shall provide written notice to the Optionee of its intent to purchase and the number of shares of Video Stock or options which it intends to purchase. Thereafter, the Stockholder shall pay for the shares of Video Stock or options within ten calendar days from the date he gives notice to the Optionee of his intent to purchase pursuant to this
Section 2.9 and the Optionee shall transfer the same to such Stockholder, free and clear of all liens, claims and encumbrances.

     Section 3.     Miscellaneous.

     Section 3.1    Entire Agreement: Amendment

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

     Section 3.2    Governing Law

     The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflict of laws.

     Section 3.3    Successors

     This Agreement shall be binding upon and inure to the benefit of the permitted successors, assigns and heirs of the respective parties.

     Section 3.4    Notices

     All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

          To Optionee:

          Julius Barnathan
          1285 Avenue of the Americas
          35th Floor
          New York, New York 10019

          To the Stockholders:

          Louis H. Siracusano
          13 Lexington Lane
          Montvale, New Jersey  07645

          Arnold P. Ferolito
          c/o Video Services Corporation
          240 Pegasus Avenue
          Northvale, New Jersey  07647

          Donald H. Buck
          2 Deerburn Court
          Florham Park, New Jersey  07932

          Video Services Corporation
          240 Pegasus Avenue
          Northvale, New Jersey  07647

          All notices to Video and to the Stockholders shall also be sent to:

          Gordon Altman Butowsky Weitzen Shalov & Wein
          114 West 47th Street
          New York, New York  10036-1510
          Attention:  Keith L. Schaitkin, Esq.
          Fax Number:  (212) 626-0799

     Section 3.5    Waiver

     The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     Section 3.6    Titles; Construction

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         /s/ Louis H. Siracusano
                         Louis H. Siracusano

                         /s/ Arnold P. Ferolito
                         Arnold P. Ferolito

                         /s/ Donald H. Buck
                         Donald H. Buck


                         Optionee:/s/ Julius Barnathan
                                  Julius Barnathan

                         Video Services Corporation
                         By:  /s/ Louis H. Siracusano
                              Louis H. Siracusano
                         Its: President

                           SCHEDULE I

         Notations As to Partial Exercise of IPL Option


     Number of   Balance of
Date of          Purchased     Shares on     Authorized     Notation
Exercise         Shares        Option        Signature      Date

                           SCHEDULE II

        Notations As to Partial Exercise of Video Option


     Number of   Balance of
Date of          Purchased     Shares on     Authorized     Notation
Exercise         Shares        Option        Signature      Date